EXHIBIT 99.5


    MOLEX 2005 OUTSIDE DIRECTORS' DEFERRED COMPENSATION PLAN
   __________________________________________________________
                (Effective as of January 1, 2005)


ARTICLE I.     GENERAL

1.1   Name  of  Plan - The name of this plan shall be  the  MOLEX
DEFERRED COMPENSATION PLAN (hereinafter the "PLAN").

1.2 Purpose - The purpose of the PLAN is to extend to outside directors of MOLEX INCORPORATED (hereinafter referred to as "MOLEX") a vehicle under which they may elect in advance to defer and invest future earnings in order to provide a settlement source of funds at retirement.

1.3   Effective Date - The effective date of the PLAN is  January
1, 2005.

1.4  Plan Year - The PLAN YEAR shall be a year commencing July  1 and  ending the following June 30 until December 31, 2004.  After
December 31, 2004, the PLAN YEAR shall be a year commencing on January1 and ending the following December 31.

1.5   Eligibility  - The outside directors of MOLEX  (hereinafter
"PARTICIPANTS") are eligible to participate in the PLAN.


ARTICLE II.    DEFERRED COMPENSATION ACCOUNT

2.1   Establishment of Account - A separate deferred compensation
account   (hereinafter  "ACCOUNT")  will   be   established   and
maintained for each PARTICIPANT.

2.2 Aggregate Value of Account - The AGGREGATE VALUE of a PARTICIPANT'S ACCOUNT will be determined by the amount of compensation that the PARTICIPANT elects to defer ("DEFERRED COMP") plus the value added (or subtracted) from interest on cash equivalents, dividends and stock appreciation on stock equivalents depending on the growth pattern as more fully set forth in ARTICLE IV hereof.

2.3 Allocation of Deferred Compensation - DEFERRED COMP will be credited to the PARTICIPANT'S ACCOUNT as of the date such compensation would otherwise have been payable.


ARTICLE III.   INCOME TO BE DEFERRED

3.1 Type of Income - For each PLAN YEAR, a PARTICIPANT may defer any portion of his or her directors' fees.

3.2 Minimum Deferral - Any DEFERRED COMP for each PLAN YEAR must be at least $1,000.00 on an annual basis.


ARTICLE IV.    ACCOUNT GROWTH PATTERNS

4.1 Mutual Exclusivity for Each Annual Deferral - For each PLAN YEAR, a PARTICIPANT may choose to allow his ACCOUNT to accrue earnings (or losses) in accordance with one of the growth patterns set forth in this ARTICLE. Once DEFERRED COMP is credited to an established ACCOUNT, the PARTICIPANT may not switch prior DEFERRED COMP in that ACCOUNT for that year to an alternate growth pattern. The PARTICIPANT will be able to select an alternate growth pattern for future deferrals in other PLAN YEARS.

4.2 Interest Bearing Account - If an Interest Bearing Account is elected, the DEFERRED COMP for a particular PLAN YEAR will be treated as a cash ACCOUNT with interest compounded quarterly. The rate of interest shall change quarterly on the first day of July, October, January and April and be equal to the interest quoted for six-month treasury bills then in effect as determined by a brokerage firm or commercial bank.

4.3 Stock Account - If a stock account is elected, the DEFERRED COMP for a particular PLAN YEAR will be converted into stock units ("UNITS"), each UNIT corresponding to one share of MOLEX INCORPORATED Common Stock, $.05 par value ("STOCK"). The amount of UNITS shall be equal to the DEFERRED COMP dividend by the fair market value of the STOCK on the date the compensation would otherwise have been payable. The resulting number of UNITS shall be credited to the PARTICIPANT and said UNITS shall be increased by imputing dividends (either cash or stock) on each UNIT or fraction thereof which is credited to the PARTICIPANT under the PLAN on each dividend payable date. Such dividend UNITS will be converted into additional UNITS on the basis of current market value of the STOCK on the applicable payable date. At the time of payment of any portion of the ACCOUNT, the UNITS will be converted into cash by multiplying the number of UNITS to be paid at the payment date by the current fair market value of the STOCK as of the payment date.


ARTICLE V.     DISTRIBUTION OF ACCOUNT

5.1   Time  of  Distribution - The distribution of the  AGGREGATE
VALUE to a PARTICIPANT shall commence within thirty (30) days of the earliest of one of the following events:

     1.   termination of service with MOLEX after age 59 1/2; or

     2.   age 59 1/2 if termination with Molex occurs before age 59 1/2; or

     3.   disability; or

     4.   death; or

     5.   an unforeseeable emergency.

5.2 Form and Manner of Distribution - If PARTICIPANT'S service is terminated, he/she will receive payment of the AGGREGATE VALUE in accordance with PARTICIPANT'S written election or, in the event of an unforeseeable emergency, in a manner within the discretion of the ADMINISTRATOR as set forth in paragraph 7.2.

5.3   Definitions  Under  This Article -  For  purposes  of  this
Article, the following definitions shall apply:

     1. Disability shall mean that a PARTICIPANT is disabled by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last at least 12 continuous months and he or she is:

       *   Unable to engage in any substantial gainful activity or

       * Receiving income replacement benefits for a period of not less than 3 months under an employer disability plan.

     2.Unforeseeable Emergency shall mean:

       * Severe financial hardship resulting from a sudden and unexpected illness or accident of PARTICIPANT, spouse or dependent,

       *    Loss of property due to casualty, or

       * Other similar extraordinary and unforeseeable circumstances arising from events beyond the PARTICIPANT'S control.

ARTICLE VI.    ELECTION TO DEFER COMPENSATION

6.1 Number of Elections - There may be only one election for each PLAN YEAR, except for the PLAN YEAR commencing January 1, 2005 there shall be a first election that may have been made prior to July 1, 2004 for the twelve month period starting July 1, 2004 and ending June 30, 2005 and a second election prior to January 1, 2005 for the six month period starting July 1, 2005 and ending December 31, 2005.

6.2 Revocability of Election - Once an election is made in writing for a particular PLAN YEAR, a PARTICIPANT may not change or revoke his/her election.

6.3 Time of Election - The election to defer for each PLAN YEAR shall be made before the January 1 for each PLAN YEAR.

6.4 Manner of Election - A PARTICIPANT may elect to defer compensation by giving written notice to the Corporate Secretary or other designated person on a form provided by MOLEX. The PARTICIPANT will be required to provide the following information:

     1. amount to be deferred and growth pattern desired;

     2. the date of the first installment payment, if any; and

     3. the manner of distribution of the PARTICIPANT'S ACCOUNT after the occurrence of one of the events requiring distribution under paragraph 5.1.


ARTICLE VII.   ADMINISTRATION AND AMENDMENT OF PLAN

7.1   Administration - The Executive Committee of  the  Board  of
Directors   of  MOLEX,  or  its  designee,  shall  act   as   the
administrator of the PLAN (the "ADMINISTRATOR").

7.2 Powers of the Administrator - The ADMINISTRATOR shall have the authority to adopt rules and regulations for carrying out the PLAN and interpret, construe and implement provisions of the PLAN. In addition, the ADMINISTRATOR shall have sole authority to authorize payment of all or any portion of an ACCOUNT to PARTICIPANTS in case of an unforeseeable emergency as defined in paragraph 5.3.

7.3 Maintenance of Account - The maintenance of each ACCOUNT will be the responsibility of the Corporate Finance Department. A statement will be sent to each PARTICIPANT advising him/her of the AGGREGATE VALUE of his/her ACCOUNT within sixty (60) days after the end of each PLAN YEAR.

7.4 Amendment of Plan - The PLAN may at any time be amended, modified or terminated by the members of the Executive Committee who are not eligible to participate under this PLAN. No amendment, modification or termination shall, without the consent of the PARTICIPANT, adversely affect the PARTICIPANT'S accruals in his ACCOUNT.


ARTICLE VIII.  MISCELLANEOUS

8.1  Assignability - To the extent permitted by law, no right  to
receive  payments  under  the  PLAN  shall  be  transferable   or
assignable by a PARTICIPANT except by will or by the laws of decent and distribution.

8.2 Participant's Interest in Undistributed Aggregate Value - The right of any PARTICIPANT to receive future installments under the provisions of the PLAN will be an unsecured claim against the general assets of MOLEX. MOLEX'S promise to pay the AGGREGATE VALUE will be a contractual obligation that shall not be evidenced by notes or secured in any way.